As filed with the Securities and Exchange Commission on July 27, 2007

1933 Act File No. 333-142998

1940 Act File No. 811-22068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 2	☒

Post Effective Amendment No.	☐

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 2	☒

STONE HARBOR LOCAL MARKETS INCOME FUND

(Exact Name of Registrant as Specified in Certificate of Trust)

1290 Broadway, Suite 1100
Denver, Colorado 80203
(Address of Principal Executive Offices)

(303) 623-2577
(Registrant’s Telephone Number)

Tané Tyler
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and Address of Agent for Service)

Copy to:

Philip J. Niehoff	Adam J. Shapiro
Mayer, Brown, Rowe & Maw LLP	Stone Harbor Investment Partners LP
71 South Wacker Drive	31 West 52nd Street, 16th Floor
Chicago, Illinois 60606	New York, NY 10019
(312) 782-0600	(212) 548-1021

Sarah E. Cogan
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(212) 455-2000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed registration statement.

☐     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is               .

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, no par value	40,000 shares	$25.00	$1,000,000	$30.70

(1)                                  Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)                                  Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

Subject to Completion
Preliminary Prospectus dated July 27, 2007

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

          Shares

Stone Harbor Local Markets Income Fund

Common Shares of Beneficial Interest
$25.00 per Share

Investment Objectives.   Stone Harbor Local Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its average daily net assets plus amounts borrowed for investment purposes in a portfolio of fixed income securities and other instruments (including derivatives) that are either denominated in the predominant currency of a local market of an emerging markets country; economically tied to countries with emerging securities markets; or are linked to the performance of those markets, economies or payment capacities  (“Emerging Markets Local Currency Securities”).

No Prior Trading History.   Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. Such risks may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund anticipates that its common shares will be listed on the American Stock Exchange (“AMEX”), subject to notice of issuance, under the symbol “ELM.”

Investment Manager.   Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Manager”) will act as the Fund’s investment manager. As of June 30, 2007, Stone Harbor had approximately $12.6 billion of assets under management. Stone Harbor’s address is 31 West 52nd Street, 16th Floor, New York, NY 10019. See “Management of the Fund.”

For more information on the Fund’s investment strategies, see “Investment Objectives and Policies.”

An investment in the Fund’s common shares involves certain risks. See “Risk Factors” beginning on page 42 of this prospectus. There can be no assurance that the Fund will achieve its investment objectives.

	Per Share	Total(1)
Public offering price	$25.000	$
Sales load(2)	$1.125	$
Estimated offering expenses(3)	$0.050	$
Proceeds, after expenses, to the Fund	$23.825	$

(1)             The Fund has granted underwriters an option to purchase up to            additional common shares at the public offering price, less the sales load, within 45 days of from the date of this prospectus to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund, will be $            , $            , $            and $            , respectively.

(2)             The Fund has agreed to pay distribution assistance fees to ALPS Distributors, Inc. The Investment Manager has agreed to pay from its own assets a structuring fee to Citigroup Global Markets Inc. The Investment Manager may also pay certain qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering. Such amounts (including the sales load and certain other expenses) will not exceed 9% of the total price to the public of the common shares sold in this offering. See “Underwriting—Other Relationships and Additional Underwriting Compensation.”

(3)             In addition to the sales load, the Fund will pay offering expenses, which are estimated to total $            , of which $            (or up to $0.05 per common share) is to be paid by the Fund, which will reduce the proceeds to the Fund. The Fund’s Administrator and Investment Manager have agreed to pay all organizational expenses of the Fund and to pay those offering expenses of the Fund (exclusive of the sales load) that exceed $0.05 per common share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Underwriters expect to deliver the Fund’s common shares to purchasers on or about            , 2007.

Citi

Robert W. Baird & Co.	Crowell, Weedon & Co.
Ferris, Baker Watts	Ladenburg Thalmann & Co. Inc.
Incorporated
RBC Capital Markets	Wedbush Morgan Securities Inc.

                          , 2007.

Portfolio Contents.   Under normal market conditions, the Fund will invest at least 80% of the sum of the Fund’s average daily net assets, plus amounts borrowed for investment purposes, in Emerging Markets Local Currency Securities. Emerging Markets Local Currency Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging markets country if it is principally traded on such a market or the issuer is organized or principally operates in the country; it derives a majority of its income from its operations within the country; or it has a majority of its assets within the country. Emerging Markets Local Currency Securities also include securities or other instruments whose return is based on the return of local currency denominated emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets. The Fund may use derivatives to a significant extent.

Use of Leverage.   The Fund is authorized to use leverage through the issuance of preferred shares (“Preferred Shares”) and/or through Borrowings, as defined herein. If the Fund offers Preferred Shares, expenses of that offering (including the sales load paid to the underwriters for the offering) will be borne immediately by holders of common shares and result in a reduction of the net asset value of the common shares. Under normal market conditions, the Fund intends to borrow or utilize leverage principally through borrowing from certain financial institutions and the use of reverse repurchase agreements in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). Leveraging is a speculative technique and there are special risks involved. Currently, the Fund has no intention to issue Preferred Shares. See “Effects of Leverage” and “Risk Factors—General Leverage Risk.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated            , 2007 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 76 of this prospectus, by calling (866) 699-8158 (toll-free) or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov) or from the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund’s web site (        ), which also provides a link to the SEC’s website where the Fund’s Statement of Additional Information can be obtained, or call (866) 699-8158 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any person to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the Fund subsequent to the date of this prospectus.

Prospectus

Until            , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

iii

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risk Factors.”

The Fund	Stone Harbor Local Markets Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”
The Offering

The Fund is offering      common shares of beneficial interest (“Common Shares”) through a group of underwriters led by Citigroup Global Markets Inc. You must purchase at least 100 Common Shares ($2,500.00) if you wish to participate in this offering. The Fund has granted the underwriters (the “Underwriters”) an option to purchase up to      additional Common Shares to cover overallotments. The initial public offering price is $25.00 per share. The Fund’s Administrator and Investment Manager have agreed to pay all organizational expenses of the Fund. The Administrator and the Investment Manager have also agreed to pay those offering expenses (other than the sales load) that exceed $0.05 per Common Share. See “Underwriting.”

Listing and Symbol	The Fund anticipates that its Common Shares will be listed on the AMEX, subject to notice of issuance, under the symbol “ELM”.
Investment Objectives and Policies

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its average daily net assets plus amounts borrowed for investment purposes in a portfolio of fixed income securities and other instruments (including derivatives) that are either denominated in the predominant currency of a local market of an emerging markets country; economically tied to countries with emerging securities markets; or linked to the performance of those markets, economies or payment capacities (“Emerging Markets Local Currency Securities”). There is no assurance that the Fund will achieve its investment objectives.

Emerging Markets Local Currency Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to a country with an emerging securities market if it is principally traded on such a market or the issuer is organized or principally operates in the country; it derives a majority of its income from its operations within the country; or it has a majority of its assets within the country. Emerging Markets Local Currency Securities also include securities or other instruments whose return is based on the return of local currency denominated emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets. The Fund may use derivatives to a significant extent.

The Fund’s Investment Manager, Stone Harbor Investment Partners LP, has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. The Fund expects that it will focus most of its investments in emerging markets countries in Asia, Africa, the Middle East, Latin America and/or the developing countries of Europe. The Fund initially intends to invest less than 25% of its net assets in a single country; however, neither the Fund’s organizational documents nor its investment policies (as described in this prospectus and the Statement of Additional Information) limit the percentage of the Fund’s net assets that may be invested in a single country. The Fund’s investments may include, among other things, sovereign debt securities, corporate debt securities, structured notes, securities issued by supranational organizations, floating rate commercial loans, debt obligations of non-governmental issuers located in emerging markets (including bonds, convertible securities and commercial paper), and derivatives related to these types of securities. The Fund seeks capital appreciation through country selection, sector selection and security selection.

In selecting Emerging Markets Local Currency Securities for investment, the Investment Manager will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations.

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Investment Manager including defaulted securities. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. The Fund’s holdings may range in maturity from overnight to 30 years or more. The Investment Manager does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets to Emerging Market Local Currency Securities. Under certain limited circumstances, the Fund may invest all or substantially all of its assets in warrants, structured investments or other derivatives.

In addition, the Fund may invest the remainder of its assets in securities which will not be used to maintain exposure of at least 80% of its net assets to Emerging Markets Local Currency Securities, such as shares of open- and closed-end investment companies, common stocks, bonds and convertible securities.

The Fund’s investment objectives and 80% policy are nonfundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objectives or the 80% policy at least 60 days prior to any change.

Investment Strategy

The Investment Manager analyzes the universe of emerging markets countries to identify potential investments for the Fund. The Investment Manager analyzes a number of factors to determine the creditworthiness of each issuer it considers for investment. In allocating the Fund’s investments among emerging markets countries the Investment Manager may consider a number of factors including:

•  Economic growth rates

• Fiscal balances
• Amount of debt outstanding
• Interest rate, inflation and exchange rate trends
• Political outlook
The Investment Manager then selects the available securities in each country that it considers to offer the highest potential return relative to the risks presented.
The Investment Manager will look to sell or reduce exposure to securities or country allocations that, in its opinion, do not offer enough potential return relative to the risks presented.

When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

Investment Manager

Stone Harbor Investment Partners LP is the Fund’s investment manager. Stone Harbor was established in 2006 and provides investment advisory services to clients located throughout the world. Stone Harbor’s principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of June 30, 2007, Stone Harbor managed approximately $12.6 billion of assets. Stone Harbor is 100% employee owned.

Subject to the general supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for making investment decisions for the Fund. For these services the Investment Manager will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total assets, including the amount of any Borrowings, as defined herein, and assets attributable to any Preferred Shares that may be outstanding.  Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund’s total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to the Investment Manager will be 1.50% of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Administrator

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. ALPS is responsible for maintaining the Fund’s books and records, computing the net asset value per share daily and generally managing the business affairs of the Fund, subject to the general supervision of the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Marketing, Administration, Bookkeeping and Pricing Services Agreement between the Fund and ALPS (the “Administration Agreement”) provides that ALPS will pay all expenses incurred by the Fund, except organizational costs (to be paid by both ALPS and Stone Harbor) and offering expenses in excess of $0.05 per Common Share (to be paid by both ALPS and Stone Harbor), advisory fees, Trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, interest on Preferred Shares, insurance expenses, custody expenses, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses. For its services, ALPS is entitled to receive a monthly fee at the annual rate of 0.30% of the Fund’s average daily total assets, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/or Preferred Shares in the amount of 33 1/3% of the Fund’s total assets, the annual fee payable to ALPS will be 0.45% of the Fund’s net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Effects of Leverage

The Fund may use leverage through borrowing, defined as the receipt of loans from financial institutions, amounts borrowed using reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities (collectively, “Borrowings”), and possibly through the issuance of Preferred Shares, in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets immediately after such Borrowings and/or issuances. It is possible that following such Borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 33 1/3% threshold will be exceeded.  In that case, the leverage risk to holders of Common Shares (“Common Shareholders”) will increase. See “Risk Factors—General Leverage Risk.”

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging markets countries, the availability of relatively attractive investment opportunities not requiring leverage, and the costs that the Fund would incur as a result of leverage. In addition, the Fund may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage, but which are not subject to the foregoing 33 1/3% limitation, if the Fund has established in a segregated account cash or liquid securities equal to the Fund’s obligations in respect of such techniques. See “Investment Objectives and Policies—Other Investments—Reverse Repurchase Agreement Transactions.”

Under normal market conditions, the Fund intends to borrow or utilize leverage (principally through borrowing from certain financial institutions and the use of reverse repurchase agreements) in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). Currently, the Fund has no intention to issue Preferred Shares.

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board.

During periods in which the Fund is using leverage, the fees paid to Stone Harbor for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from Borrowings and/or the issuance of Preferred Shares, which may create an incentive for the Investment Manager to leverage the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. This means that the amount of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including assets acquired with such indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on any class of its capital stock (including the Common Shares), and is not permitted to purchase any of its capital stock unless, at the time of such declaration or purchase, the aggregate indebtedness of the Fund has an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be; except that dividends may be declared upon any Preferred Shares of the Fund if the Fund, at the time of such declaration (and after deducting the amount of the dividend), maintains an asset coverage with respect to its Preferred Shares of at least 200%.

Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the market value of the total assets of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s average daily total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Preferred Shares of the Fund have an asset coverage of at least 200% after deducting the amount of such dividend or other distribution, as the case may be.

To qualify for U.S. federal income taxation as a “regulated investment company,” the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. There is no assurance that a leveraging strategy will be successful during any period in which such strategy is employed.

Unless and until the Fund issues Preferred Shares or makes Borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s Common Shares. See the section entitled “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s Common Shares.

Non-Diversified Status.   As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s net asset value. Notwithstanding the foregoing, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See “U.S. Federal Income Tax Matters.”

No Operating History.   The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in our Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See also “Risk Factors—Investment and Market Risk.”

Management Risk.   The Fund’s ability to identify and invest in attractive opportunities is dependent upon Stone Harbor, its investment manager. Stone Harbor has been organized as a Delaware limited partnership since 2006. If one or more key individuals leaves Stone Harbor, Stone Harbor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives. The Fund is the first closed-end fund to be managed by the Investment Manager.  The Investment Manager is the adviser to an open-end fund currently in registration and is the subadviser to two other registered open-end funds. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Investment and Market Risk.   An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Investments in Foreign Securities.   Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic  issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See ‘‘Risk Factors—Foreign Currency Considerations.’’

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund invests may operate in, or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investments in Emerging Markets Countries.   Investing in the securities of issuers located in emerging markets countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war), which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging markets countries has deepened over the years, with the effect that economic difficulties in one country may spread throughout a region or even among all or most emerging markets countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investments in emerging markets countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk.   The Fund will invest at least 80% of its net assets in Emerging Market Local Currency Securities, which may include foreign currencies. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging markets countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.’’ The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging markets countries in which the Fund invests. Governments that issue Sovereign Debt Obligations, as defined herein, may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging markets countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund’s investments in Emerging Markets Local Currency Securities may be impacted by the actions of the governments of the emerging markets countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Sovereign Debt Securities Risk.   Investments in emerging markets countries’ government debt securities involve special risks. Certain emerging markets countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging markets countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in emerging markets countries’ government debt securities involve currency risk. See “Risk Factors—Foreign Currency Risk.”

Derivatives Risk.   Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends. Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulations, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Interest Rate Risk.   Interest rate risk is the risk that investments, including fixed-rate debt securities, will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Credit Risk.   Credit risk is the risk that an issuer of a preferred stock or fixed-rate debt security will be unable to make dividend, interest and principal payments when due. In general, lower rated preferred stocks or fixed-rate debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred stocks or fixed-rate debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred stock or fixed-rate debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the preferred stocks or fixed-rate debt securities in which it invests, any default by an issuer of a preferred stock or fixed-rate debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Hedging Strategy Risk.   Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to additional or increased risks. The Fund intends to comply with regulations of the SEC involving “covering” or segregating assets in connection with the Fund’s use of derivatives including options and futures contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and the staff of the SEC (the “Staff”).

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and options on swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in the Investment Manager’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Investment Manager may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Stone Harbor’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Stone Harbor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Stone Harbor’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Stone Harbor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Stone Harbor is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Such failure to hedge may result in losses to the value of the Fund’s investments.

Non-Investment Grade Securities Risk.   The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund may invest without limit in securities rated below investment grade. See “Risk Factors—Credit Risk.”

Net Asset Value Discount Risk.   Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their net asset value. Immediately following this offering, the net asset value of the Fund’s Common Shares will be reduced by offering costs paid by the Fund, creating an increased risk that the Common Shares will trade at a discount to their net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Shares.’’

Structured Products Risk.   The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund  may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Warrants Risk.   The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

General Leverage Risk.   Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund’s costs of borrowing, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Investment Manager nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses of an offering of Preferred Shares and/or a borrowing program will be borne by Common Shareholders and, consequently, will result in a reduction of the net asset value of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund’s total assets, which includes proceeds from Borrowings and/or Preferred Shares. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Market Disruption and Geopolitical Risk.   The war in and continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Investment Manager does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Portfolio Turnover Risk.   The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions.   The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust” and “Risk Factors—Net Asset Value Discount Risk.”

Distributions

The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding Borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance of the Fund. The Fund’s final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed net investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). See “U.S. Federal Income Tax Matters.” This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 60 days after the completion of this offering and paid approximately 90 days after the completion of the offering, depending on market conditions. See “Distributions.” The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

ALPS intends to apply to the SEC, on behalf of the Fund, for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the Fund’s request for such exemptive order. However, if the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, the Investment Manager does not believe that the distribution policy, as set forth above, will otherwise be adversely affected.

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue, if ever. See “Distributions.”

Dividend Reinvestment Plan

Unless a Common Shareholder elects otherwise, the Common Shareholder’s distributions will be reinvested in additional Common Shares under the Fund’s dividend reinvestment plan. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Custodian and Transfer Agent	The Bank of New York serves as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

SUMMARY OF FUND EXPENSES

The following table assumes that the Fund issues approximately 8,000,000 Common Shares, assumes Borrowings and/or the issuance of Preferred Shares in an aggregate amount equal to 33 1/3% of the Fund’s total assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote (6) shows Annual Expenses assuming no use of Borrowings or Preferred Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment and Cash Purchase Plan fees	None (2)

	Percentage of Net Assets Attributable to Common Shares(6)
Annual Expenses
Investment advisory fees	1.50	%(3)
Administration fees	0.45	%(4)
Interest payments on borrowed funds	2.66	%(5)
Other expenses(7)	0.35%
Total annual Fund operating expenses	4.96%

(1)          Total offering expenses in connection with the Common Shares are estimated to be $400,000, which represents $0.05 per Common Share. ALPS and Stone Harbor have also agreed to share payment of those offering expenses of the Fund (other than the sales load) that exceed 0.05 per Common Share (0.20% of the offering price). To the extent that aggregate offering expenses are less than $0.05 per Common Share, the Fund will pay up to 0.10% of the amount of the offering up to such expense limit to ALPS Distributors, Inc., an affiliate of ALPS, as compensation for the distribution services it provides to the Fund. See “Underwriting.” ALPS and Stone Harbor have agreed to pay all the Fund’s organizational expenses.

Offering expenses borne by Common Shareholders will result in a reduction of capital of the Fund attributable to the Common Shares.

(2)          There will be no brokerage charges with respect to Common Shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan administrator to sell your Common Shares held in a dividend reinvestment account.

(3)          The Investment Advisory Agreement between the Fund and the Investment Manager obligates the Fund to pay the Investment Manager an annual investment advisory fee equal to 1.00% of the average daily total assets of the Fund including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding.

(4)          The Administration Agreement between the Fund and ALPS obligates the Fund to pay ALPS an administration fee of 0.30% of the average daily total assets of the Fund for providing administration, bookkeeping and pricing services to the Fund. ALPS serves as sponsor to the Fund, and the Fund considers ALPS to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund.

(5)          Assumes the Fund (i) utilizes leverage through Borrowings and/or the issuance of Preferred Shares in an aggregate amount of 33 1/3% of the Fund’s total assets and (ii) the annual interest rate or dividend rate on the amount borrowed is 5.32%.

(6)          The table presented below in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s net assets but, unlike the table above, assumes that the Fund has not utilized any such leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Investment Advisory Fees	1.00%
Administration Fees	0.30%
Other Expenses(7)	0.27%
Total Annual Fund Operating Expenses	1.57	%(1)

(7)          “Other Expenses” are based on estimated amounts for the current fiscal year.

ALPS will pay all expenses incurred by the Fund except organizational costs (to be paid by both ALPS and Stone Harbor) and offering expenses in excess of $0.05 per Common Share (to be paid by both ALPS and Stone Harbor), advisory fees, Trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, interest on Preferred Shares, insurance expenses, custody expenses, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses.

The purpose of the above tables is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 8,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets. See “Management of the Fund.”

Example

The following example illustrates the expenses (including the sales load of $45.00 and estimated expenses of this offering of $2.00 that you would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 4.96% of net assets attributable to Common Shares (which assumes the Fund’s use of leverage through Borrowings and/or the issuance of Preferred Shares in an aggregate amount equal to 33 1/3% of the Fund’s total assets)) and (ii) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$95	$192	$289	$529

*                    The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated May 14, 2007, which became effective upon filing with the Secretary of State of Delaware on May 14, 2007. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and its telephone number is (866) 699-8158 (toll-free).

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $       ($       if the underwriters exercise the overallotment option in full) after payment of the sales load, and organizational and offering expenses (other than the sales load) expected to be approximately $       per Common Share. The Investment Manager and the Administrator have agreed to pay all organizational expenses of the Fund and to pay offering expenses of the Fund (exclusive of the sales load) that exceed $0.05 per Common Share.

The net proceeds of the offering will be invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending such investment, the Fund will invest its assets in money market and short-term debt securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested. If the Fund is delayed in investing the proceeds of this offering, the first planned distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved.

Under normal market conditions, the Fund will invest at least 80% of its average daily net assets plus amounts borrowed for investment purposes in a portfolio of fixed income securities and other instruments (including derivatives) that are either denominated in the predominant currency of a local market of an emerging markets country; economically tied to countries with emerging securities markets; or linked to the performance of  those markets,  economies or payment capacities  (“Emerging Markets Local Currency Securities”).  Emerging Markets Local Currency Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to a country with an emerging securities market if it is principally traded on such a market or the issuer is organized or principally operates in the country; it derives a majority of its income from its operations within the country; or it has a majority of its assets within the country. Emerging Markets Local Currency Securities also include securities or other instruments whose return is based on the return of local currency denominated emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets. The Fund may use derivatives to a significant extent.

Emerging Markets Local Currency Securities currently include (i) Sovereign Debt Obligations; (ii) debt obligations of non-governmental issuers located in emerging markets, including bonds, convertible securities and commercial paper; and (iii) debt obligations of  issuers outside of emerging markets denominated in the local currency of an emerging market. Emerging market countries are broadly defined as countries that the World Bank has determined to have a low or middle-income economy. Emerging market countries include over 150 countries so designated by the World Bank.

In selecting Emerging Markets Local Currency Securities for investment, the Investment Manager will apply a market risk analysis contemplating the assessment of various factors, such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging markets country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the Fund may expand and further diversify the emerging markets countries in which it invests. The Fund’s Board has not restricted the portion of its assets which may be invested in a single country or region, other than the restrictions imposed upon the Fund by the 1940 Act and the Code.

Emerging Market Countries.   The Fund expects that its investments in Emerging Markets Local Currency Securities will be made primarily, but not exclusively, in some or all of the following emerging markets countries:

Algeria	Guatemala	Nicaragua	South Korea
Argentina	Hong Kong	Nigeria	Taiwan
Azerbaijan	Hungary	Pakistan	Thailand
Brazil	India	Panama	Trinidad & Tobago
Bulgaria	Indonesia	Paraguay	Tunisia
Chile	Israel	Peru	Turkey
China	Ivory Coast	Philippines	Turkmenistan
Colombia	Jamaica	Poland	Ukraine
Costa Rica	Jordan	Portugal	Uruguay
Croatia	Kazakhstan	Qatar	Uzbekistan
Czech Republic	Kenya	Romania	Venezuela
Dominican Republic	Latvia	Russia	Vietnam
Ecuador	Lebanon	Saudi Arabia	Zaire
Egypt	Lithuania	Serbia	Zimbabwe
El Salvador	Malaysia	Singapore
Estonia	Mexico	Slovakia
Ghana	Moldova	Slovenia
Greece	Morocco	South Africa

The Fund may invest, without limitation, in debt securities that are rated below investment grade by a nationally recognized statistical rating organization or unrated securities that are deemed to be of comparable quality by the Investment Manager including defaulted securities. Debt securities rated below investment grade are commonly known as ‘‘junk bonds’’ and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See ‘‘Risk Factors—Non-Investment Grade Securities Risk.’’ The Fund’s holdings may range in maturity from overnight to 30 years or more. The Investment Manager does not manage the Fund to have a specific average maturity or duration. The Fund may also invest in currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments or other derivatives, which may be used to maintain exposure of at least 80% of its net assets to Emerging Market Local Currency Securities. Under certain limited circumstances, the Fund may invest all or substantially all of its assets in warrants, structured investments or other  derivatives.

In addition, the Fund may invest the remainder of its assets in securities which will not be used to maintain exposure of at least 80% of its net assets to Emerging Markets Local Currency Securities, such as common stocks, bonds and convertible securities. The Fund’s investment objectives and 80% policy are nonfundamental, and may be changed without shareholder approval; however, shareholders will be notified in writing of any material changes to the investment objectives or 80% policy at least 60 days prior to any change. There can be no assurance that the Fund’s investment objectives will be achieved.

Investment Strategy

The Investment Manager analyzes the universe of emerging markets countries to identify potential investments for the Fund. The Investment Manager analyzes a number of factors to determine the creditworthiness of each issuer it considers for investment. In allocating the Fund’s investments among emerging markets countries the Investment Manager may consider a number of factors including:

•       Economic growth rates

•       Fiscal balances

•       Amount of debt outstanding

•       Interest rate, inflation and exchange rate trends

•       Political outlook

The Investment Manager then selects the available securities in each country that it considers to offer the highest potential return relative to the risks presented.

The Investment Manager will look to sell or reduce exposure to securities or country allocations that, in its opinion, do not offer enough potential return relative to the risks presented.

When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

Portfolio Composition

The Fund’s permitted investments include, but are not limited to:

Sovereign Debt Obligations.   Sovereign debt obligations are obligations of governmental issuers in emerging markets countries (“Sovereign Debt Obligations”). Sovereign Debt Obligations include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging markets governments and financial institutions. See “Loan Participations and Assignments” below.

Corporate Debt Obligations.   The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities. Upon conversion of such securities into equity securities, the equity securities will be sold.

Loan Participations and Assignments.   The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties. The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

The purchaser of an assignment acquires direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in such a loan is through a participation and not through an assignment.

Forward Foreign Currency Exchange Contracts.   The Fund may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) for purposes of gaining exposure to the currency of an emerging markets country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Options.   A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. The following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivative transactions involving options require segregation of Fund assets in special accounts, as described below under ‘‘—Use of Segregated and Other Special Accounts.’’

The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (‘‘OTC options’’). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (‘‘OCC’’), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each, a ‘‘Counterparty’’ and, together, the ‘‘Counterparties’’) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as ‘‘primary dealers,’’ or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of ‘‘A-1’’ from S&P or ‘‘P-1’’ from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization. The Staff currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities ‘‘covering’’ the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on illiquid securities described herein.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All call options sold by the Fund must be ‘‘covered’’ (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities and debt securities denominated in the currencies of emerging markets countries (whether or not it holds the above securities in its portfolio). The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be earmarked or segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts.   The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of that security.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. See “Risk Factors—Investments in Foreign Securities” and “Risk Factors—Foreign Currency Risk.”

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies.   When a significant market advance is anticipated, the purchase of a futures contract by the Fund affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities. To the extent that the value of the Fund’s portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited futures markets for certain currencies of emerging markets countries, securities and indexes and the nature of the strategies adopted by the Investment Manager and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (‘‘CFTC’’). Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be earmarked or deposited in a segregated account with the Fund’s custodian so that the amount so earmarked or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Structured Products.   The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Swaps.   The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term ‘‘specified index’’ includes currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Manager believes such obligations do not constitute ‘‘senior securities’’ under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Investment Manager in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA by S&P or Aa by Moody’s.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Options on Swaps.   The Fund may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option is a contract that gives a Counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) Counterparty risk.

Credit Default Swaps.   The Fund may enter into credit default swap contracts for hedging purposes or to add exposure to certain markets to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the Counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the Counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund intends to comply with the positions of the SEC and the Staff involving earmarking or segregating assets in connection with the Fund’s use of credit default swap contracts of which it is the seller.

Options on Securities Indices and Other Financial Indices.   The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Use of Segregated and Other Special Accounts.   Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to earmark or segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call option is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to earmark or segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to earmark or segregate cash and/or liquid securities equal to the exercise price. OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call option. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possibly daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and derivative transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivative transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and the Staff.

Leverage.   The Fund may use leverage through borrowing, defined as the receipt of loans from financial institutions, amounts borrowed using reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities (collectively, “Borrowings”), and possibly through the issuance of Preferred Shares, in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets immediately after such Borrowings and/or issuances. It is possible that following such Borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 33 1/3% threshold will be exceeded. In that case, the leverage risk to Common Shareholders will increase. If issued, the Preferred Shares would have complete priority over Common Shares regarding distribution of Fund assets. The Fund may also borrow up to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used will vary depending on a number of factors, including economic and market conditions in the relevant emerging securities markets, the availability of relatively attractive investment opportunities not requiring leverage, and the costs that the Fund would incur as a result of leverage. The Fund’s Board will regularly review the Fund’s use of leverage (i.e., the relative costs and benefits of leverage on the Fund’s Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of Borrowing versus issuing Preferred Shares). In addition, the Fund may engage in reverse repurchase agreements and similar investment management techniques that provide leverage, but which are not subject to the foregoing 33 1/3% limitation, if the Fund has established in a  segregated account cash or liquid  securities equal to the Fund’s obligations in respect of such techniques. See “Investment Objectives and Policies—Other Investments—Reverse Repurchase Agreement Transactions.” Under normal market conditions, the Fund intends to borrow or utilize leverage (principally through borrowing from certain financial institutions and the use of reverse repurchase agreements) in an amount up to approximately 33 1/3% of its total assets. Currently, the Fund has no intention to issue Preferred Shares. See ‘‘Effects of Leverage’’ and ‘‘Risk Factors—General Leverage Risk.’’

In general, the Fund may (i) borrow from banks, provided that, in accordance with the 1940 Act, immediately following any such borrowing there is an asset coverage of at least 300% for all Fund Borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its Borrowings to an extent that the asset coverage of such Borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Currency.   The Fund may engage in foreign currency exchange transactions in connection with its investments in Emerging Markets Local Currency Securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives deemed appropriate by the Investment Manager.

Zero Coupon Bonds.   Certain debt securities purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Yankee Dollar Obligations, Eurobonds, Global Bonds.   Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Repurchase Agreements.   The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Manager under guidelines approved by the Fund’s Board. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities described herein.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging markets countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements.   The Fund may borrow, to the extent permitted by the 1940 Act, through entering into reverse repurchase agreements, under which, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions.   The Fund may borrow, to the extent permitted by the 1940 Act, through entering into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

When-Issued and Delayed Delivery Securities.   The Fund may purchase and sell securities on a ‘‘when-issued’’ or ‘‘delayed delivery’’ basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will earmark or segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Asset-Backed Securities.   Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

Mortgage-Backed Securities.   One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a ‘‘pass-through’’ of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Stripped Mortgage-Backed Securities (“SMBS”).   SMBS are derivatives in the form of multi-class mortgage securities that may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or ‘‘IO’’ class), while the other class will receive all of the principal (the principal-only or ‘‘PO’’ class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities and may result in losses. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed ‘‘illiquid’’ and subject to the Fund’s limitation on investing in illiquid securities.

Commercial Mortgaged-Backed Securities (‘‘CMBS’’).   CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or ‘‘balloon’’ is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Private Placements and Restricted Securities.   The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures approved by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities.’’ However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Short Sales.   The Fund may sell securities “short.” A short sale is a transaction in which the Fund sells securities it owns or has the right to acquire at no added cost (i.e., ‘‘against the box’’) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Fund involve certain risks and special considerations. If the Investment Manager incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.

Convertible Securities.   Convertible securities are generally issued as bonds or shares preferred stock that, at the holder’s option, may be exchanged for a fixed number of the issuer’s common shares or other equity securities.

In addition to traditional convertible securities, the Fund may invest in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ and ‘‘exchangeable’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ and ‘‘exchangeable’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Money Market Instruments.   Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Common Stock.   Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Preferred Stock.   Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Investment Manager will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Inflation Linked Bonds.   Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Warrants.   Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to Emerging Markets Local Currency Securities through warrants, the return on which is linked to one or more securities of issuers located in emerging markets countries. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

Portfolio Turnover

Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less) in any given year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund’s investment objectives so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Manager deems material to the security on loan.

EFFECTS OF LEVERAGE

The Fund may use leverage through Borrowings, and possibly through the issuance of Preferred Shares, in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets immediately after such Borrowings and/or issuances. It is possible that following such Borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 33 1/3% threshold will be exceeded. In that case, the leverage risk to Common Shareholders will increase. See “Risk Factors—General Leverage Risk.”

The Fund may choose not to use leverage at all times. The amount and composition of leverage used will vary depending on a number of factors, including economic and market conditions in the relevant emerging securities markets, the availability of relatively attractive investment opportunities not requiring leverage, and the costs that the Fund would incur as a result of leverage. In addition, the Fund may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage, but which are not subject to the foregoing 33 1/3% limitation, if the Fund has established in a segregated account cash or liquid securities equal to the Fund’s obligations in respect of such techniques. See “Investment Objectives and Policies—Other Investments—Reverse Repurchase Agreement Transactions.” Under normal market conditions, the Fund intends to borrow or utilize leverage (principally through borrowing from certain financial institutions and the use of reverse repurchase agreements) in an amount up to approximately 33 1/3% of its total assets. Currently, the Fund has no intention to issue Preferred Shares.

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and, therefore, the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board.

During periods in which the Fund is using leverage, the fees paid to Stone Harbor for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from Borrowings and/or the issuance of Preferred Shares which may create an incentive for Stone Harbor to leverage the Fund. As discussed under “Description Shares—Preferred Shares,” the Fund’s issuance of Preferred Shares may alter the voting power of Common Shareholders.

Borrowings and/or Preferred Shares may be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased with the proceeds of such leverage. The issuance of Preferred Shares or entering into a borrowing program involves expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. The issuance of a class of Preferred Shares or incurrence of Borrowings having priority over the Fund’s Common Shares creates an opportunity for greater return per Common Share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such Preferred Shares or Borrowings (and other Fund expenses), the use of leverage will diminish the investment performance of the Fund’s Common Shares compared with what it would have been without leverage. See “Risk Factors—General Leverage Risk.”

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any Preferred Shares issued by the Fund and by borrowing program covenants. These guidelines and covenants may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will significantly impede Stone Harbor from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the 1940 Act, the Fund must satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. This means that the amount of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including assets acquired with such indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on any class of its capital stock (including the Common Shares), and is not permitted to purchase any of its capital stock unless, at the time of such declaration or purchase, the aggregate indebtedness of the Fund has an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be; except that dividends may be declared upon any Preferred Shares of the Fund if the Fund, at the time of such declaration (and after deducting the amount of the dividend), maintains an asset coverage with respect to its Preferred Shares of at least 200%.

Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the market value of the total assets of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s average daily total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Preferred Shares of the Fund have an asset coverage of at least 200% after deducting the amount of such dividend or other distribution, as the case may be. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%. Though the Fund may issue Preferred Shares amounting to 50% leverage, it does not intend to exceed 33 1/3% leverage, at which point there will be an asset coverage of 303%. The holders of the Common Shares will elect each of the eight Trustees of the Fund in accordance with the Fund’s Declaration of Trust. If the Fund issues Preferred Shares, the holders of the Preferred Shares will elect two of the Trustees of the Fund. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares (“Preferred Shareholders”) would be entitled to elect a majority of the Trustees until the dividends are paid.

To qualify for U.S. federal income taxation as a regulated investment company, the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on Stone Harbor’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which such strategy is employed.

Assuming the utilization of leverage in the amount of 33 1/3% of the Fund’s total assets, and an annual interest rate on Borrowings or dividend rate on Preferred Shares of 5.32% payable on such leverage based on LIBOR as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is 1.77%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33 1/3% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share return	(17.66)%	(10.16)%	(2.66)%	4.84%	12.34%

In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the sale of credit default swap contracts and the use of other derivative instruments and, prior to the issuance of Preferred Shares, reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

Subject to the preceding paragraph, unless and until the Fund issues Preferred Shares or incurs Borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

RISK FACTORS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. You should carefully consider the risks below and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

Non-Diversified Status

As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund’s net asset value. Notwithstanding the foregoing, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See “U.S. Federal Income Tax Matters.” To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (i) any one issuer, (ii) one or more “qualified publicly traded partnerships” (as defined in the Code) or (iii) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

No Operating History

The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in our Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See “—Investment and Market Risk.”

Management Risk

The Fund’s ability to identify and invest in attractive opportunities is dependent upon Stone Harbor, its investment manager. Stone Harbor has been organized as a Delaware limited partnership since 2006. If one or more key individuals leaves Stone Harbor, Stone Harbor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

The Fund is the first closed-end fund to be managed by the Investment Manager. The Investment Manager is the adviser to an open-end fund currently in registration and is the subadviser to two other registered open-end funds.

As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Investments in Foreign Securities

Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See ‘‘—Foreign Currency Considerations.’’

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund invests may operate in, or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investments in Emerging Markets Countries

Investing in the securities of issuers located in emerging markets countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

In addition, the inter-relatedness of the economies in emerging markets countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging markets countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investments in emerging markets countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Investments in emerging markets countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Risk

The Fund will invest at least 80% of its net assets in Emerging Markets Local Currency Securities, which may include foreign currencies. The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging markets countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Distributions” and “Dividend Reinvestment Plan.’’ The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging markets countries in which the Fund invests. Governments that issue Sovereign Debt Obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging markets countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund’s investments in Emerging Markets Local Currency Securities may be impacted by the actions of the governments of the emerging markets countries in which the Fund invests.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Sovereign Debt Securities Risk

Investments in emerging markets countries’ government debt securities involve special risks. Certain emerging markets countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in emerging markets countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in emerging markets countries’ government debt securities involve currency risk. See
“—Foreign Currency Risk.”

Derivatives Risk

Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualifying dividends that are subject to a lower tax rate (see discussion in “U.S. Federal Income Tax Matters” below). Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulations, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Interest Rate Risk

Interest rate risk is the risk that investments, including fixed-rate debt securities, will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.  (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Credit Risk

Credit risk is the risk that an issuer of a preferred stock or fixed-rate debt security will be unable to make dividend, interest and principal payments when due. In general, lower rated preferred stocks or fixed-rate debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred stocks or fixed-rate debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred stock or fixed-rate debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the preferred stocks or fixed-rate debt securities in which it invests, any default by an issuer of a preferred stock or fixed-rate debt security could have a negative impact on the Fund’s ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Debt Securities Risk

In addition to credit and interest rate risks, debt securities are also subject to the following risks:

•       Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•       Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•       Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Corporate Debt Securities Risk

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to additional or increased risks. The Fund intends to comply with regulations of the SEC involving “covering” or segregating assets in connection with the Fund’s use of derivatives including options and futures contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and the staff of the SEC (the “Staff”).

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and options on swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Stone Harbor’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Investment Manager may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to Stone Harbor’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that Stone Harbor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Stone Harbor is under no obligation to engage in any hedging strategies, and may, it its discretion, choose not to. Such failure to hedge may result in losses to the value of the Fund’s investments.

Investment and Repatriation Restriction

Foreign investment in emerging markets issuers, including the Sovereign Debt Obligations of emerging markets countries, is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging markets countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging markets countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Non-Investment Grade Securities Risk

The Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund may invest without limit in securities rated below investment grade. See “—Credit Risk.”

Loan Participations and Assignments Risk

The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund’s investments in Loans in most instances will be in the form of participations in Loans or assignments of all or a portion of Loans from third parties. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to prevent purchasers of Participations from being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy.

The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Tax Risk

The Fund intends to elect in 2007 to be treated and to qualify each year thereafter as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed to shareholders, provided that, for each taxable year, the Fund distributes to its shareholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. See “U.S. Federal Income Tax Matters.”

Net Asset Value Discount Risk

Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their net asset value. Immediately following this offering, the net asset value of the Fund’s Common Shares will be reduced by offering costs paid by the Fund, creating an increased risk that the Common Shares will trade at a discount to their net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Shares.’’

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the actual value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Common Stock Risk

In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Liquidity Risk

Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Stone Harbor or at prices approximating the value at which the Fund is carrying the securities for purposes of computing its net asset value. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Convertible Securities Risk

Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives or on its net asset value.

Preferred Securities Risk

In addition to credit risk, investment in preferred securities carries certain risks including:

•       Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred securities also contain provisions that allow an issuer, under certain conditions to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

•       Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

•       Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

•       Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•       Liquidity—Preferred securities may be substantially less liquid than many other securities.

Structured Products Risk

The Fund may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Fund’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in structured products may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for certain structured products allowing them to qualify for private placement transactions. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity.

Repurchase Agreements Risk

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described below, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements and Dollar Rolls Risk

The Fund’s use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Further, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into repurchase agreements or dollar rolls, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be in a less advantageous position than if it had not used such instruments.

Securities Lending Risk

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by the Investment Manager to be creditworthy and when, in the judgment of the Investment Manager, the income that can be earned from such securities loans justifies the attendant risk. The Investment Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Fund’s Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Preferred Share Risk

If the Fund issues Preferred Shares, the net asset value and market value of the Common Shares will be more volatile, and the yield to the Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the Common Shareholders of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the Common Shareholders than if the Fund had not issued Preferred Shares. Because the Emerging Markets Local Currency Securities will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund’s Common Shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s Common Shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not leveraged which may cause a greater decline in the market price for the Common Shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the 1940 Act, or of losing its ratings on the Preferred Shares. In addition, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the Common Shareholders.

In addition, if the Fund issues Preferred Shares, the Fund would seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating for any Preferred Shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus. Such restrictions may adversely affect the Investment Manager’s ability to manage the Fund’s portfolio in a manner consistent with the Fund’s investment strategy, which may, in turn, frustrate the Fund’s investment objectives.

The use of leverage involves risks discussed further under ‘‘—General Leverage Risk.’’ For example, when leverage is employed, the net asset value and market price of the Fund’s Common Shares will be more volatile. In addition, the amount of the fees paid to the Investment Manager for investment advisory services and to the Administrator for administrative and pricing services will be higher than if the Fund did not use leverage because the fees will be calculated based on the value of the Fund’s total assets, which includes the proceeds from leverage, which may create a conflict of interest between the Investment Manager and the shareholders.

Warrants Risk

The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

General Leverage Risk

Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund’s shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund’s costs of borrowing, the Fund’s returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Investment Manager nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses of an offering of Preferred Shares and/or a borrowing program will be borne by Common Shareholders and, consequently, will result in a reduction of the net asset value of the Common Shares.  During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund’s total assets, which includes proceeds from the issuance of Preferred Shares and/or Borrowings. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire advisory fee. Leverage involves risks and special considerations that Common Shareholders should consider, including:

•       the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•       when the Fund uses leverage, the fees payable to the Investment Manager will be higher than if the Fund did not use leverage;

•       the use of leverage may increase operating costs, which may reduce the Fund’s total return; and

•       the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the Common Shares than if the Fund were not leveraged. This may result in a decline in the market price of the Common Shares.

The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the net asset value of the Fund. The Investment Manager, in its discretion, will continue the Fund’s use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to Common Shareholders.

While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to Common Shareholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Zero Coupon Securities

Certain debt securities purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current U.S. federal income tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk

While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk

Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See “—Sovereign Debt Securities Risk” and “—Investments in Foreign Securities.”

Market Disruption and Geopolitical Risk

The war in and continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and Common Shareholder’s income distributions from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Anti-Takeover Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust” and “—Net Asset Value Discount Risk.”

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Deflation Risk

Deflation risk is the risk that the Fund’s dividends may be reduced in the future if earnings power is reduced and results in lower distributions on these assets owned by the Fund or possibly the reemption of such assets by their issuer.

Temporary Defensive Strategies Risk

When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Stone Harbor. There are currently eight trustees of the Fund. Two of the trustees are “interested persons” (as defined in the 1940 Act) of the Fund. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Trustees and Officers” in the Statement of Additional Information.

Investment Manager

Stone Harbor serves as the investment manager of the Fund. Subject to the general supervision of the Board, Stone Harbor is responsible for making investment decisions for the Fund. Stone Harbor was established in 2006 and provides investment advisory services to clients located throughout the world. Stone Harbor’s principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of June 30, 2007, Stone Harbor managed approximately $12.6 billion of assets. Stone Harbor is 100% employee owned.

Stone Harbor will receive for it services an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total assets, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/or the issuance of Preferred

Shares in the amount of 33 1/3% of the Fund’s total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to the Investment Manager will be 1.50% of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s first Semi-Annual Report to Shareholders for the period ending November 30, 2007.

Portfolio Managers

The portfolio managers are primarily responsible for making day-to-day investment decisions for the Fund. Each of the persons listed below will serve as a portfolio manager beginning with the Fund’s inception. Although each of the portfolio managers reports to Mr. Wilby, each manager shares equal portfolio management responsibility for the Fund. More information about each manager’s compensation, other accounts managed by each manager, and each manager’s ownership of securities in each Fund is included in the Statement of Additional Information.

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Pablo Cisilino Senior Portfolio Manager

Portfolio manager of Fund; Since July 1, 2006, Senior Portfolio Manager of Stone Harbor; From June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994.

James E. Craige, CFA Senior Portfolio Manager

Portfolio manager of Fund; Since April 1, 2006, Senior Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

Thomas K. Flanagan, CFA Senior Portfolio Manager

Portfolio manager of Fund; Since April 1, 2006, Senior Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.

Peter J. Wilby, CFA Chief Investment Officer

Portfolio manager of Fund; Since April 1, 2006, Chief Investment Officer of Stone Harbor; Prior to April 1, 2006, Chief Investment Officer—North American Fixed Income and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1989.

Administrator

ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. As sponsor and a promoter of the Fund, ALPS has control over the Fund and the Fund considers ALPS an “interested person” of the Fund for purposes of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund. Under the Administration Agreement, ALPS is responsible for maintaining the Fund’s books and records, calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund subject to the general supervision of the Board. For its services, ALPS is entitled to receive a monthly fee at the annual rate of 0.30% of the Fund’s average daily total assets, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/ or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund’s total assets, the annual fee payable to ALPS will be 0.45% of the Fund’s net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Estimated Expenses

Stone Harbor and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Stone Harbor and ALPS are each obligated to pay the fees of any Trustee of the Fund who is an interested person of the Fund. ALPS will pay all expenses incurred by the Fund, with the exception of organizational costs (to be paid by both ALPS and Stone Harbor) and offering expenses in excess of $0.05 per Common Share (to be paid by both ALPS and Stone Harbor), advisory fees, Trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, interest on Preferred Shares, insurance expenses, custody expenses, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses. The fees and expenses incident to the offering and issuance of Common Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Common Shares. Such fees and expenses constitute underwriting compensation and are a component of the total compensation to underwriters. See “Underwriting.”

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the overallotment option, ALPS estimates that the Fund’s annual operating expenses will be approximately $        . No assurance can be given, in light of the Fund’s investment objectives and policies, however, that actual annual operating expenses will be substantially as estimated.

Costs incurred in connection with the organization of the Fund, estimated at $        , will be borne equally by ALPS and Stone Harbor. Offering expenses relating to the Fund’s Common Shares (other than the sales load), estimated at $400,000, that do not exceed $0.05 per Common Share will be payable upon completion of the offering of Common Shares and will be charged to capital upon the commencement of investment operations of the Fund. To the extent the Fund has not otherwise paid offering expenses that do not exceed $0.05 per Common Share, the Fund will pay up to 0.10% of the amount of the offering up to $0.05 per Common Share to ALPS Distributors, Inc. as payment for its distribution assistance. The reduction of capital described above is limited to $0.05 per Common Share (0.20% of the offering price). ALPS and Stone Harbor will pay any offering fees and expenses that exceed $0.05 per Common Share.

The Advisory Agreement authorizes Stone Harbor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of portfolio securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

NET ASSET VALUE

ALPS determines the net asset value of the Fund’s Common Shares on each day the AMEX is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. ALPS determines net asset value per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any Fund Preferred Shares and dividends payable) by the total number of Common Shares then outstanding. ALPS values portfolio securities for which market quotations are readily available at market value, as described below. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ net asset value is made in accordance with generally accepted accounting principles in the United States.

The Fund’s Board of Trustees has delegated to Stone Harbor’s Fair Valuation Committee (the “Committee”) the responsibility of determining the fair value of portfolio securities when market quotations are not readily available. The Committee shall be comprised of at least one senior portfolio manager, Stone Harbor’s Chief Financial Officer, Stone Harbor’s Chief Compliance Officer, and Stone Harbor’s General Counsel. Each of the Committee members may appoint a supervised delegate to attend a Committee meeting in the event that the member is unable to attend. A minimum of three members need to be present (either in person or by telephone) to constitute a quorum and the affirmative votes of a majority of those present are required for decisions.  Stone Harbor will be required to complete a quarterly report to the Fund’s Board of Trustees on fair value pricing for the Fund’s portfolio holdings, including a discussion of the information and factors on which the Committee based its determinations.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as Stone Harbor shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as Stone Harbor deems appropriate to reflect their fair market value.  However, certain derivatives and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by ALPS and Stone Harbor to reflect the fair market value of such securities.  The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.  Non-dollar-denominated securities are valued as of the close of the AMEX at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations ALPS believes reflect most closely the value of such securities.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates value unless Stone Harbor determines that under particular circumstances such method does not result in fair value.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund’s valuation). Foreign securities markets may close before the Fund determines its net asset value. European, Asian, Latin American, or other international securities trading may not take place on all days on which the AMEX is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the AMEX is not open. Consequently, the calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

Stone Harbor values all other securities and assets of the Fund at their fair value. Valuing securities at fair value involves a greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the current sale of the security. If events occur that materially affect the value of a security between the time trading in the security ends on a given business day and the close of the customary trading session of the AMEX, Stone Harbor may value the security at its fair value as determined in good faith, subject to review by the Board. The effect of using fair value pricing is that the Common Shares’ net asset value will be subject to the judgment of Stone Harbor instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding Borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance of the Fund. The Fund’s final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 60 days after the completion of this offering and paid approximately 90 days after the completion of this offering, depending on market conditions. If the Fund is delayed in investing the proceeds of this offering, the initial distribution may consist primarily of a return of capital.

ALPS intends to apply to the SEC, on behalf of the Fund, for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund does not intend to designate more than the permitted number of capital gain distributions until it receives such an exemptive order. However, if the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, the Investment Manager does not believe that the distribution policy, as set forth above, will otherwise be adversely affected. The Investment Manager does not believe that retaining capital gains and paying tax thereon would have a material adverse affect on the Fund or the Common Shareholders.

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue, if ever.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by The Bank of New York as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the AMEX or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Taxes” in the Statement of Additional Information. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to annually distribute substantially all of such income and gain.

The Fund intends to make quarterly distributions of net investment income after payment of dividends on any outstanding Preferred Shares or interest on any outstanding Borrowings. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains designated as capital gain dividends (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the quarterly distributions of net investment income described above, it may be the case that any “level load” distributions would result in a return of capital to the Common Shareholders. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distributions” for a more complete description of such returns and the risks associated with them.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or

15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend paid by the Fund to a Common Shareholder will not be treated as qualified dividend income of the Common Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. sources as such shareholder’s own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against U.S. federal income tax.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2007, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

The Fund’s transactions in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF SHARES

The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated May 14, 2007, which became effective upon filing with the Secretary of State of Delaware on May 14, 2007. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the AMEX.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any Borrowings or Preferred Shares may limit the payment of dividends to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as the Trustees deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any Borrowings or Preferred Shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends or interest on Borrowings or Preferred Shares have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with additional asset coverage requirements as a condition of the Fund obtaining a rating for the Preferred Shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or reduce Borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund’s tax status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Offerings of its Common Shares not described herein, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having no par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.  Currently, the Fund has no intention to issue Preferred Shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating for the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s Preferred Shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the Preferred Shares and the Fund’s leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of Preferred Shares, if and when issued, shall be entitled to elect           of the Fund’s Trustees, voting as a class. Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in the imposition of more restrictive provisions than those required by the 1940 Act. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Board in other circumstances, (for example, if one payment on the Preferred Shares is in arrears).

The Fund intends to seek a AAA credit rating for any Preferred Shares from a rating agency. As long as Preferred Shares are outstanding, the composition of the Fund’s portfolio will reflect any investment or portfolio composition restrictions established by such rating agency. Although, as of the date hereof, no such rating agency has established restrictions relating to Preferred Shares, based on previous restrictions established by such rating agencies for the securities of other issuers, the Fund anticipates that the restrictions with respect to Preferred Shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the restrictions which may be imposed in connection with obtaining a rating for any Preferred Shares, the Fund currently anticipates that such restrictions will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed income securities and certain mandatory redemption requirements relating to Preferred Shares. No assurance can be given that the restrictions actually imposed with respect to Preferred Shares by such rating agency will be more or less restrictive than as described in this prospectus.

Credit Facility

In the event the Fund leverages through Borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s total assets (including the amount borrowed), as of the closing of the offer and sale of the Common Shares offered hereby. Any such Borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

Repurchase of Shares and Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to try to minimize or eliminate the discount. The Board, in consultation with Stone Harbor and ALPS, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and in so doing may consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in a reduction or elimination of the discount over the short or long term. See “Risk Factors—Net Asset Value Discount Risk” and “Anti-Takeover Provisions in the Declaration of Trust.”

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board has approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities issued by the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities issued by the Fund that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder

(except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

The Board has determined that provisions with respect to the Board and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies, including the limitation that open-end management investment companies invest no more than 15% of their net assets in illiquid securities. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of Borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the AMEX or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Should the Fund be converted to an open-end management investment company, the Fund expects to pay all redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

Citigroup Global Markets Inc. is acting as representative of the underwriters (“Underwriters”) named below. Subject to the terms and conditions stated in the underwriting agreement dated                     , 2007, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell the Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriter	Number of Common Shares
Citigroup Global Markets Inc.
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
Ladenburg Thalmann & Co. Inc.
RBC Capital Markets Corporation
Wedbush Morgan Securities Inc.
Total:

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown in the table above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not in excess of $                              per share. The sales load that the Fund will pay of $1.125 per share is equal to 4.50% of the initial public offering price. The Underwriters may allow, and the dealers may reallow, a discount not to exceed $                              per share on sales to other dealers. If all of the Common Shares are not sold at the initial public offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before             , 2007. The representative has advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to          additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund, the Investment Manager and ALPS have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager, ALPS and the representative. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this offering. Application has been made to list the Common Shares on the AMEX under the ticker symbol “ELM.”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares.

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The expenses of the offering are estimated to total $       , of which $         is to be paid by the Fund. ALPS and Stone Harbor have agreed to pay (i) the amount by which the Fund’s offering expenses (other than the sales load) exceed $0.05 per Common Share and (ii) all of the Fund’s organizational expenses.

To the extent that the Fund has not otherwise paid offering expenses equal to $0.05 per Common Share, the Fund will pay up to 0.10% of the amount of the offering up to $0.05 per Common Share to ALPS Distributors, Inc. as payment for its distribution assistance. ALPS Distributors, Inc. will provide distribution assistance in connection with the sale of the Common Shares of the Fund by coordinating the road show, and by designing and coordinating the printing of the marketing materials used in connection with the offering. Additionally, its registered representatives with the National Association of Securities Dealers, Inc. (the “NASD”), who are internal or external wholesalers registered through ALPS Distributors, Inc., will participate and engage in the road show by giving presentations about the Fund to branch offices of the Underwriters. The payment by the Fund to ALPS Distributors, Inc. of up to 0.10% of the amount of the offering up to $0.05 per Common Share will be used solely to pay for ALPS Distributors, Inc.’s assistance with coordinating the road show, designing and coordinating the printing of marketing materials, and to reimburse ALPS Distributors, Inc. for their reasonable out-of-pocket expenses related to the road show. In this offering and as part of the Fund’s estimated offering expenses of $         , the Fund will reimburse ALPS Distributors, Inc. $          for distribution assistance. With the exception of the foregoing, ALPS Distributors, Inc. will not receive any compensation for its distribution assistance in connection with this offering.

Stone Harbor (and not the Fund) has also agreed to pay from its own assets to Citigroup Global Markets Inc. a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $           . The structuring fee paid to              will not exceed        % of the total offering price of the Common Shares sold in this offering.

Stone Harbor (and not the Fund) may also pay certain qualifying Underwriters who meet specified sales targets a structuring fee, sales incentive fee or additional compensation in connection with the offering.  Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of Stone Harbor.

The total amount of the structuring fee payable to Citigroup Global Markets Inc. and any distribution assistance fee payable to ALPS Distributors, Inc., will not exceed        % of the total price to the public of the Common Shares sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fee and any additional compensation payments or distribution assistance fee payable to ALPS Distributors Inc. and certain other expenses will not exceed 9% of the total public offering price of the Common Shares sold in this offering.

In connection with the requirements for listing the Common Shares on the AMEX, the Underwriters have undertaken to sell lots of 100 or more shares of Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 shares ($2,500) of Common Shares.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the AMEX. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, certain Underwriters may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the AMEX or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Investment Manager and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and its affiliates in the ordinary course of business.

One or more of the Underwriters of the Common Shares may also act as an underwriter of the Fund’s Preferred Shares.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund, the Investment Manager and the Administrator have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Prior to the public offering of Common Shares, the Investment Manager and the Administrator will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The address of ALPS Distributors, Inc. is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund.

The Bank of New York serves as the transfer agent of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Mayer, Brown, Rowe & Maw LLP, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, LLP, New York, NY. Mayer, Brown, Rowe & Maw, LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

REPORTS TO SHAREHOLDERS

When available, the Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling           .

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its current and former customers:

•       Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•       None of the information we collect about you will be disclosed to anyone, except as permitted or required by law (which includes disclosure to employees necessary to service your account).

•       Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•       The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (866) 699-8158 (toll-free).

Shares

Stone Harbor Local Markets Income Fund

Common Shares of Beneficial Interest
$25.00 per Share

PROSPECTUS
           , 2007

Citi

Robert W. Baird & Co.

Crowell, Weedon & Co.

Ferris, Baker Watts

Incorporated

Ladenburg Thalmann & Co. Inc.

RBC Capital Markets

Wedbush Morgan Securities Inc.

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Subject to Completion, dated July 27, 2007

STATEMENT OF ADDITIONAL INFORMATION
                        , 2007

Stone Harbor Local Markets Income Fund

1290 Broadway, Suite 1100
Denver, Colorado 80203

TABLE OF CONTENTS

Additional Investment Information and Restrictions	2
Trustees and Officers	5
Investment Advisory and Other Services	13
Determination of Net Asset Value	16
Portfolio Trading	17
Taxes	19
Other Information	23
Independent Registered Public Accounting Firm	24
Report of Independent Registered Public Accounting Firm	25
Statement of Assets and Liabilities	26
APPENDIX A: Ratings	A-1
APPENDIX B: Proxy Voting Policy	B-1

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Stone Harbor Local Markets Income Fund (the “Fund”), dated                        , 2007, as may be supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (866) 699-8158 (toll-free). You may also obtain a copy of the Fund’s propectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that the Fund may engage in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Manager”) may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund’s investment objectives.

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be effected with counterparties or on exchanges located in the United States or abroad and may include:

(i) entering into forward foreign currency exchange for purposes of gaining exposure to the currency of an emerging markets country or as a hedge against fluctuations in future foreign exchange rates;

(ii) purchasing warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of Emerging Markets Local Currency Securities, as a means of gaining exposure to such markets or securities;

(iii) the purchase and sale of put and call options on securities, financial future contracts, indices or other instruments, which might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument;

(iv) entering into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities or securities;

(v) entering into swap transactions, such as interest rate swaps, cross-currency swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars; and

(vi) engaging in options on swaps for hedging purposes to manage and mitigate the credit and interest rate.

Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions.

The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before it can be profitably exercised. Transaction costs are incurred in opening and closing positions.

Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter (“OTC”) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to value for purposes of computing the Fund’s net asset value.

2

The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous to the Fund or its Common Shareholders.

Foreign exchange traded futures contracts and options thereon may be used only if Stone Harbor determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading such contracts (and options thereon) on Commodities Futures Trading Commission (“CFTC”) regulated exchanges.

If a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

Corporate and Non-Investment Grade Debt Securities

The Fund may invest in corporate debt securities, including below investment grade quality debt securities, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult for the Fund to value the securities for purposes of calculating the net asset

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value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities.

Stone Harbor seeks to minimize the above risks through diversification, in-depth credit analysis and evaluation of current developments in interest rate and market conditions.

Brady Bonds

Brady Bonds are emerging market debt securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds were created in 1989. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the OTC secondary market.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to ‘‘value recovery payments’’ in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the ‘‘residual risk’’). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Credit Ratings

A general description of the ratings of debt securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Stone Harbor does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Stone Harbor downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Stone Harbor may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Investment Restrictions

Fundamental Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2) Issue senior securities, as defined in the 1940 Act, other than (a) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

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(6) Purchase or sell real estate, although it may purchase and sell securities that are secured by interests in real estate and securities of issuers that invest or deal in real estate, and hold and sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

(8) Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by Stone Harbor if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Temporary Borrowings

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and general supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act.  Other Trustees are referred to as “Interested Trustees.”.

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Interested Trustees

Name, Age & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Edmund J. Burke, age 45* 1290 Broadway, Suite 1100 Denver, Colorado 80203	Principal Executive Officer and President Trustee	Since inception. Since May 14, 2007	Mr. Burke has served as President and a Director of ALPS Holdings, Inc. since 2005, President and a Director of ALPS Advisers since 2001, and served as President and a Director of ALPS Financial Services, Inc. and ALPS Distributors, Inc. from 1991 until 2005. Mr. Burke is currently the President and Trustee of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Burke is also Trustee of the Financial Investors Variable Insurance Trust.	1

Thomas W. Brock, age 60** 31 West 52nd Street, 16th Fl, New York, NY 10019	Trustee	Since July 12, 2007	Mr. Brock is the Chief Executive Officer of Stone Harbor Investment Partners LP. Mr. Brock is a former Adjunct Professor at the Columbia University Graduate School of Business, and the former Chairman and Chief Executive Officer of Salomon Brothers Inc. Mr. Brock is also a trustee of two Bank of America closed-end registered hedge funds, as well as two Liberty All Star closed-end funds.	3

* Mr. Burke is an “interested person” of the Fund as defined in the 1940 Act because he is an affiliate of ALPS Fund Services, Inc.

** Mr. Brock is an “interested person” of the Fund as defined in the 1940 Act because he is an affiliate of Stone  Harbor Investment Partners, LP

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Independent Trustees

Name, Age & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Jerry G. Rutledge, age 62 2745 Springmede Court Colorado Springs, CO 80906	Trustee	Since July 12, 2007	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund.	1

Mary K. Anstine, age 63 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee	Since July 12, 2007

Ms. Anstine is the President/Chief Executive Officer of HealthONE, Denver, Colorado and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; P/SL Auxiliary Board; Financial Investors Trust; Financial Investors Variable Trust; and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; a member of the American Bankers Association Trust Executive Committee; and Director of the Center for Dispute Resolution.

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Michael F. Holland, age 59 375 Park Avenue New York, NY 10152	Trustee	Since July 12, 2007	Mr. Holland is Chairman of Holland & Company. New York, NY. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also a Trustee of State Street Master Funds, Vanguard Charitable Endowment Program, and the China Fund, Inc.	1

Heath B. McLendon, age 74 31 West 52nd Street, 16th Fl, New York, NY 10019	Trustee	Since July 12, 2007	Mr. McLendon is the former Chairman of the Citigroup Asset Management family of mutual funds and closed-end funds.	3

Patrick Sheehan, age 60 31 West 52nd Street, 16th Fl, New York, NY 10019	Trustee	Since July 12, 2007	Mr. Sheehan is a former Managing Director and Fixed Income Portfolio Manager with Citigroup Asset Management.	3

Alan Brott, age 64 31 West 52nd Street, 16th Fl, New York, NY 10019	Trustee	Since July 12, 2007	Mr. Brott is an Associate Professor at the Columbia University Graduate School of Business. Since 1991, Mr. Brott has also been a consultant. Mr. Brott serves as a trustee of two Bank of America closed-end registered hedge funds.	3

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Fund Officers

Name, Age & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Pablo Cisilino, age 37	Executive Vice President Co-Portfolio Manager	Indefinite; Since July 23, 2007

Mr. Cisilino currently serves as Executive Vice President of Stone Harbor Investment Funds(1). Since July 1, 2006, Mr. Cisilino has served as a Senior Portfolio Manager of Stone Harbor. From June 1, 2004 to July 1, 2006, Mr. Cisilino was Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley, Inc. Prior to June 1, 2004, Mr. Cisilino was Vice President for local markets and FX sales and trading at Goldman Sachs. Mr. Cisilino joined Goldman Sachs in 1994.

James E. Craige, age 37	Executive Vice President Co-Portfolio Manager	Indefinite; Since July 23, 2007

Mr. Craige currently serves as Executive Vice President of Stone Harbor Investment Funds(1). Since April 1, 2006, Mr. Craige has served as a Senior Portfolio Manager of Stone Harbor. Prior to April 1, 2006, Mr. Craige was Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc. Mr. Craige joined Salomon Brothers Asset Management Inc. in 1992.

Thomas K. Flanagan, age 53	Executive Vice President Co-Portfolio Manager	Indefinite; Since July 23, 2007

Mr. Flanagan currently serves as Executive Vice President of Stone Harbor Investment Funds(1).Since April 1, 2006, Mr. Flanagan has served as a Senior Portfolio Manager of Stone Harbor. Prior to April 1, 2006, Mr. Flanagan was Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc. Mr. Flanagan joined Salomon Brothers Asset Management Inc. in 1991.

Peter Wilby, age 48	Executive Vice President Co-Portfolio Manager	Indefinite; Since July 23, 2007

Mr. Wilby currently serves as President of Stone Harbor Investment Funds(1). Since April 1, 2006, Mr. Wilby has served as the Chief Investment Officer of Stone Harbor. Prior to April 1, 2006, Mr. Wilby was Chief Investment Officer - North American Fixed Income and a senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield

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fixed income portfolios at Citigroup Asset Management. Mr. Wilby joined Citigroup or its predecessor firms in 1989.

Wade Clouse, age 30	Treasurer	Indefinite; Since July 23, 2007

Mr. Clouse currently serves as Assistant Treasurer of Stone Harbor Investment Funds(1). Mr. Clouse has served as Fund Controller of ALPS Fund Services, Inc. since 2004, and was Fund Accountant of ALPS Fund Services, Inc. from 1999 to 2004.

Adam J. Shapiro, age 43	Secretary	Indefinite; Since July 23, 2007

Mr. Shapiro currently serves as Secretary of Stone Harbor Investment Funds(1). Since April 1, 2006, Mr. Shapiro has served as General Counsel of Stone Harbor. From April 2004 to March 2006, Mr. Shapiro was General Counsel, North American Fixed Income for Salomon Brothers Asset Management Inc. From August 1999 to March 2004, Mr. Shapiro was Director of Product and Business Development for Citigroup Asset Management.

Gregory P. Dulski, age 32	Assistant Secretary	Indefinite; Since July 23, 2007

Mr. Dulski currently serves as Assistant Secretary of Stone Harbor Investment Funds(1). Mr. Dulski has served as Associate Counsel of ALPS Fund Services, Inc. since March 2007. Mr. Dulski was Associate Counsel of Janus Capital Group, Inc. from August 2005 through March 2007, as an Associate at Reed Smith LLP from May 2001 through August 2005.

James J. Dooley, age 50	Assistant Treasurer	Indefinite; Since July 23, 2007

Mr. Dooley currently serves as Treasurer and Chief Financial Officer of Stone Harbor Investment Funds(1). Since April 1, 2006, Mr. Dooley has served as the Head of Operations, Technology and Finance of Stone Harbor; From August 2004 to March 2006, Mr. Dooley was Senior Operations Manager of Institutional Asset Management for Citigroup Asset management. From October 2002 to August 2004, Mr. Dooley was Managing Director, Global Operations & Application Development at AIG Global Investment Group. From May 2001 to September 2002, Mr. Dooley was President and Chief Operating Officer of Financial Technologies International.

Phillip Perrone, age 49	Chief Compliance Officer	Indefinite; Since July 23, 2007

Mr. Perrone has been a Deputy Compliance Officer with ALPS since April, 2007.  Prior to April, 2007, Mr. Perrone was a Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 though March 2007.  Prior to January 2004,

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Mr. Perrone spent six years with OppenheimerFunds, Inc., where he served as a Compliance Manager.

* The address of each officer is the address of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

(1) Same fund complex as the Fund.

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of                                                     . The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

The Nominating Committee of the Board of Trustees (the “Nominating Committee”) is comprised of                                           .  The Nominating Committee’s functions include selecting and nominating candidates for appointment or election to serve as members of the Board. The Nominating Committee will consider nominees recommended by shareholders.

The Executive Committee of the Board of Trustees (the “Executive Committee”) is comprised of            .  Except as expressly limited by the Statutory Trust Act of the State of Delaware or the Agreement and Declaration of Trust of the Fund, the Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Fund between the meetings of the Board.  The Executive Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Fund in the custody of the Fund’s Secretary, and all actions of the Executive Committee shall be reported to the Board at the next meeting of the Board.

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The Independent Trustees meet separately to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which Stone Harbor, ALPS, or either of their respective affiliates has any actual or potential conflict of interest with the Fund.

As of the date of this SAI, the Audit Committee, the Nominating Committee and the Independent Trustees each had one meeting.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s first Semi-Annual Report to Shareholders for the period ending           .

Share Ownership

As of the date of this SAI, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding Common Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owns beneficially or of record securities in the Investment Manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or principal underwriter of the Fund.

On July 10, 2007, ALPS and Stone Harbor each purchased $50,000 of Common Shares of the Fund at an initial subscription price of $23.88 per share and were the sole shareholders as of this date.

Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its Interested Trustees or officers. Each Independent Trustee of the Fund receives an annual retainer of $   and an additional $   for attending each meeting of the Board and each committee meeting, other than committee meetings that occur on the same day as a Board meeting. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board or committee meetings. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table sets forth certain information regarding the estimated compensation of the Fund’s Independent Trustees for the calendar quarter ended September 30, 2007.

Name of Trustee	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Fund Complex Paid To Trustees
Jerry G. Rutledge	$	$0	$0
Mary K. Anstine	$	$0	$0
Michael F. Holland	$	$0	$0
Heath B. McLendon	$	$0	$0
Patrick Sheehan	$	$0	$0
Alan Brott	$	$0	$0
Thomas W. Brock	$	$0	$0
Edmund J. Burke	$	$0	$0

Code of Ethics

Stone Harbor and the Fund have adopted a code of ethics governing personal securities transactions. Under the code of ethics, Stone Harbor employees (including those who may serve as Interested Trustees or Fund officers) may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.  The code of ethics includes limited reporting requirements for the Independent Trustees.

The code of ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

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Proxy Voting Policy

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. Accordingly, the Trustees have delegated the responsibility to vote such proxies to the Investment Manager. It is important to note, however, that the Fund will have no proxy voting rights with respect to debt securities, which are expected to comprise the majority of the Fund’s portfolio.

Attached as Appendix B is the summary of the guidelines and procedures that the Investment Manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Common Shareholders, on the one hand, and those of the Investment Manager (or any affiliated person of the Fund or the Investment Manager), on the other. This summary of the guidelines provides a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives and in the best interests of the Fund.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent prior 12-month period will be available without charge, (1) upon request, by calling                            , (2) on the Fund’s website at                             and (3) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Stone Harbor has been providing investment advisory services to clients located throughout the world since 2006. Stone Harbor maintains a staff of experienced investment professionals to service the needs of its clients. Stone Harbor is a limited partnership organized under the laws of Delaware. It is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2007, Stone Harbor had approximately $12.6 billion in assets under management.

Investment Advisory Services

Under the general supervision of the Board, Stone Harbor carries out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Stone Harbor will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Stone Harbor will compensate all Trustees and officers of the Fund who are members of the Stone Harbor organization and who render investment services to the Fund, and will also compensate all other Stone Harbor personnel who provide research and investment services to the Fund.

The Advisory Agreement with Stone Harbor was approved by the Board, including a majority of the Independent Trustees, on July 23, 2007, and will continue in effect until July 23, 2008 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or Stone Harbor, as applicable, or by vote of the majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, as that term is defined in the 1940 Act. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross, negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Stone Harbor, or a loss resulting from a breach of fiduciary duty by Stone Harbor with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Stone Harbor shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

Under the Advisory Agreement, Stone Harbor will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total assets including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding.  Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund’s total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to Stone Harbor will be 1.50% of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Administrative Services

Under the Marketing, Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), ALPS is responsible for calculating the net asset value of the Common Shares and generally managing the business affairs of the Fund, subject to the general supervision of the Board. ALPS will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. ALPS will compensate all Trustees and officers of the Fund who are members of the ALPS organization and who render executive and administrative services to the Fund, and will also compensate all other ALPS personnel who perform management and administrative services for the Fund. ALPS’ administrative services include preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business. Under the Administration Agreement, ALPS is also obligated to pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, portfolio transaction expenses, independent trustees’ fees, insurance expense, custody fees and out-of-pocket expenses, any litigation expenses, taxes, expenses of any Borrowings or Preferred Shares, expenses of conducting repurchase offers and extraordinary expenses.

For its services, ALPS is entitled to receive a monthly fee at the annual rate of 0.30% of the Fund’s average daily total assets.  Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund’s total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to ALPS will be 0.45% of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Information regarding the Fund’s custodian and transfer agent is described in the prospectus.

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Portfolio Managers

Set forth below is certain additional information with respect to Paul Cisilino, James E. Craige, Thomas K. Flanagan, and Peter J. Wilby, the Fund’s portfolio managers (collectively, the “Portfolio Managers”), who are the principal investment professionals of Stone Harbor. Unless noted otherwise, all information is provided as of May 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts shown are subject to fees based on performance.

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Manager (s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(in millions)		(in millions)		(in millions)

Pablo Cisilino	2	$662,686,000	6	$1,242,246,000	34	$4,669,270,000
James E. Craige, CFA	2	$662,686,000	6	$1,242,246,000	34	$4,669,270,000
Thomas Flanagan, CFA	2	$662,686,000	6	$1,242,246,000	34	$4,669,270,000
Peter J. Wilby, CFA	2	$662,686,000	10	$1,608,706,000	57	$7,279,541,000

Portfolio Manager Compensation

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the Fund’s portfolio managers is based on three components: a) base remuneration, b) discretionary performance-based bonus, and c) profit participation.

Portfolio managers are compensated based upon the investment performance of each account managed. Performance is measured versus both the benchmark applicable to each account, which is generally a broad-based index (i.e., JPMorgan EMBI Global Diversified), and the account’s peer group on a pre-tax basis. Performance is measured on one-, three- and five-year horizons equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. All employees will also participate in firm profit-sharing.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

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Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

 Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

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Securities Ownership

As the Fund is newly offered, none of the Portfolio Managers owns any Common Shares of the Fund. However, the Portfolio Managers presently intend to purchase Common Shares of the Fund in this offering and/or thereafter.

DETERMINATION OF NET ASSET VALUE

The net asset value per Common Share of the Fund is determined once daily as of the close of regularly scheduled trading on the AMEX. Such calculation is determined on each day that the AMEX is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Portfolio securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Over-the-counter securities are valued at the mean of the current bid and ask price.

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Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would  result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures as disclosed in the Prospectus. In addition, the Investment Manager may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated. The Investment Manager may value those securities higher or lower than another fund that uses market quotations to price the same securities or that uses fair value procedures to price those same securities. Valuing securities at fair value involves a greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the current sale of the security. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PORTFOLIO TRADING

Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Stone Harbor. Stone Harbor is also responsible for the execution of transactions for all other accounts managed by it. Stone Harbor generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms and allocates the orders across all participating accounts prior to execution. Accounts that are considered to be managed in the same investment strategy (based on investment objectives, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. Stone Harbor uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Stone Harbor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the full range and quality of the executing firm’s services, with respect to commission based transactions the value of the brokerage and research services provided, the responsiveness of the firm to Stone Harbor, the actual price of the security, the commission rates charged (if any), the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Agency transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

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Although spreads or commissions paid on portfolio security transactions will, in the judgment of Stone Harbor, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of Stone Harbor’s clients in part for providing brokerage and research services to Stone Harbor, in reliance on Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”).

As authorized in Section 28(e), a broker or dealer who executes a portfolio transaction on behalf of the Fund may in certain circumstances receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Stone Harbor may use brokers or dealers who provide additional brokerage or research services and charge commissions in excess of other brokers or dealers (soft dollar arrangements) if such services or products fall within the specific statutory limits of Section 28(e) (“Eligible Research and Brokerage Services”), such services or products provide lawful and appropriate assistance in the performance of Stone Harbor’s investment decision-making responsibilities and Stone Harbor determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which Stone Harbor and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Stone Harbor will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Eligible Research and Brokerage Services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

Stone Harbor receives Eligible Research and Brokerage Services from many broker-dealer firms with which Stone Harbor places the Fund’s transactions and from third parties with which these broker-dealers have arrangements. Any particular Eligible Research and Brokerage Service obtained through a broker-dealer may be used by Stone Harbor in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Eligible Research and Brokerage Service may be broadly useful and of value to Stone Harbor in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Eligible Research and Brokerage Services were obtained. The advisory fee paid by the Fund is not reduced because Stone Harbor receives such Eligible Research and Brokerage Services. If only part of the Eligible Research and Brokerage Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.

Stone Harbor may also receive Eligible Research and Brokerage Services from underwriters and dealers in fixed-price offerings, which Eligible Research and Brokerage Services are reviewed and evaluated by Stone Harbor in connection with its investment responsibilities.

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TAXES

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will generally not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund derived from investment income and net short-term capital gains, as described below, generally will be taxable to Common Shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to Common Shareholders as long-term capital gain, regardless of how long a Common Shareholder has held the shares in the Fund.

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If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the shareholder had elected to receive cash. If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the Common Shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to its Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred shares) with respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

We cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding

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the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt securities (i.e., securities with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt security is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. sources as such shareholder’s own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against U.S. federal income tax.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

The American Jobs Creation Act of 2004 (the “Jobs Act”), among other things, modified the 90% gross income test with respect to income of a RIC to include net income derived from an interest in certain qualified “publicly traded partnerships” (“PTPs”) and modified the asset diversification test of a RIC to include a new limitation on the investment by a RIC in certain qualified PTP interests. Under the Jobs Act, a RIC may now invest in a qualified PTP regardless of the types of business the PTP operates. The Jobs Act further provides that passive losses from an investment in a qualified PTP may not be used by a RIC to offset any income other than income from the same PTP and any deductions passed through by the PTP may not be used by a RIC to offset income from other sources.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been

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held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December with a record date in such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Common Shareholders

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should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions in capital gain dividends in accordance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund’s Common Shares and Preferred Shares, if any, is likely to be respected for U.S. federal income tax purposes. It is possible that the IRS could disagree and attempt to reallocate the Fund’s net capital gain or other taxable income.

State And Local Taxes

Shareholders should consult their own tax advisors as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is organized as a Delaware statutory trust.  Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations.

The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Stone Harbor Local Markets Income Fund:

We have audited the accompanying statement of assets and liabilities of the Stone Harbor Local Markets Income Fund (the “Fund”), as of July 10, 2007.  This statement of assets and liabilities is the responsibility of the Fund’s management.  Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Fund as of July 10, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
July 13, 2007

25

STONE HARBOR LOCAL MARKETS INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 10, 2007

ASSETS:
Cash	$100,000
TOTAL ASSETS	100,000

LIABILITIES	$0

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS:
Paid in capital	$100,000

NET ASSETS	$100,000

Shares of beneficial interest outstanding, no par value, unlimited shares authorized	4,188

Net asset value per share	$23.88
Offering price per share	$25.00

SEE NOTES TO STATEMENT OF ASSETS AND LIABILITIES

26

STONE HARBOR LOCAL MARKETS INCOME FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1—ORGANIZATION

Stone Harbor Local Markets Income Fund is a non-diversified, closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by a Certificate of Trust dated May 14, 2007. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of long-term capital appreciation.

On July 10, 2007, ALPS Fund Services, Inc. (“ALPS”), the Fund’s Administrator, and Stone Harbor Investment Partners LP (“Stone Harbor”), the Fund’s Adviser each purchased 2,094 shares of beneficial interest in the Fund at a net asset value of $23.88 per share.

ALPS and Stone Harbor have agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $.05 per Common Share.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTE 3—INVESTMENT ADVISORY AND OTHER AGREEMENTS

Stone Harbor will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Stone Harbor receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets.

ALPS will provide administration, bookkeeping and pricing services to the Fund pursuant to an agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.30% based on the Fund’s average daily total assets. ALPS serves as sponsor to the Fund, and the Fund considers ALPS to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund

27

APPENDIX A
RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Debt Securities and Preferred Stock Ratings

Aaa:    Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:    Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A:    Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:    Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:    Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:    Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:    Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:    Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:    Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

Absence of Rating:    Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:    Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt Securities Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:    Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S RATINGS GROUP

Investment Grade

AAA:    Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA:    Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A:    Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:    Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:    Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B:    Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC:    Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC:    The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

C:    The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1:    The Rating C1 is reserved for income bonds on which no interest is being paid.

D:    Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-):    The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P:    The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L:    The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR:    NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:    A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:    A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:    A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:    A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:    A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:    A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

Investment Grade Ratings

AAA:    Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:    Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A:    Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:    Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Below Investment Grade Ratings

BB:    Bonds and preferred stocks are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B:    Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:    Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:    Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:    Bonds and preferred stocks are in imminent default in payment of interest or principal.

DDD, DD AND D:    Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-):    The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:    Indicates that Fitch does not rate the specific issue.

CONDITIONAL:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

Notes:    Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Manager’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

APPENDIX B – PROXY VOTING POLICY

STONE HARBOR INVESTMENT PARTNERS LP

PROXY VOTING POLICIES AND PROCEDURES

A.                        Statement of Policy

Stone Harbor Investment Partners  LP (“Stone Harbor”) votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.                        General Principles

In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.                        Procedures

1.                                                              Account Set-up and Review

For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor.  Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems

2.                                                              Securities Lending

Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities.  In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

3.                                                              Voting Proxies

Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.                        Voting Policy Guidelines

Stone Harbor generally follows the guidelines listed below.  If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below.  The Compliance Committee reviews all overrides.

1.                  Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•                  Tenure of the audit firm

•                  Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•                  Length of the rotation period advocated in the proposal

•                  Significant audit-related issues

2.                  Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

•                  Insiders and affiliated outsiders on boards that are not at least majority independent

•                  Directors who sit on more than six boards

•                  Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Open Access (shareholder resolution)

Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.                  Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote case-by-case on proposals to restore or permit cumulative voting relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.  In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.                  Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

5.                  Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.                  Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.                  Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.                  Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance .

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                  It is intended for financing purposes, with minimal or no dilution to current shareholders; or

•                  It is not designed to preserve the voting power of an insider or significant shareholder.

9.                  Executive and Director Compensation

Vote AGAINST a plan if the cost exceeds a reasonable level.

Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

•                  The plan expressly permits repricing without shareholder approval for listed companies; or

•                  There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

•                        Historic trading patterns

•                        Rationale for the repricing

•                        Value-for-value exchange

•                        Option vesting

•                        Term of the option

•                        Exercise price

•                        Participation

Employee Stock Purchase Plans

Vote CASE-BY-CASE on employee stock purchase plans.

Vote FOR employee stock purchase plans where all of the following apply:

•              Purchase price is at least 85 percent of fair market value;

•              Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•                  Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•                  Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.           Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•                  FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•                  AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.                                    Conflicts of Interest

In furtherance of Stone Harbor’s goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients.  All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor’s proxy voting.  Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor’s business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

•                  Manages the issuer’s pension plan

•                  Manages money for the proponent

Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

•                  An executive of the issuer or proponent

•                  A director of the issuer or proponent

•                  A person who is a candidate to be a director of the issuer

•                  A proponent of the proxy proposal

If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance Committee will address such matters involving such conflicts of interest as follows:

1.             If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

2.             If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance Committee.  The Compliance Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client.  The Compliance Committee will memorialize the rationale of such vote in writing.

E.                                      Composition of the Compliance Committee

The Compliance Committee consists of the following voting members:

•        Chief Investment Officer or Supervised Delegate

•        Chief Executive Officer or Supervised Delegate

•        General Counsel

•        Chief Compliance Officer

•        Chief Financial Officer or Supervised Delegate

A minimum of three voting members is required for a quorum and the affirmative votes of a majority of those present are required for decisions.

F.                                      Record Keeping and Oversight

Stone Harbor’s Operations team shall maintain or have available the following records relating to proxy voting:

•                  a copy of each proxy form (as voted);

•                  a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

•                  documentation relating to the identification and resolution of conflicts of interest;

•                  any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

•                  a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor’s Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

Such records will be maintained for a period of at least seven years, the most two recent years in a readily accessible place.

Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately.  The Compliance Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.                                    Information Requests

Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor’s Proxy Voting Policies and Procedures, by contacting their relationship manager.

Revised April 2, 2007

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements
Included in Part A:
Not applicable.
Included in Part B:
Independent Auditors’ Report
Statement of Assets and Liabilities
Notes to Financial Statements
(2)	Exhibits
	(a)(i)	Certificate of Trust*
	(a)(ii)	Agreement and Declaration of Trust*
	(b)	Bylaws*
	(c)	Not applicable
	(d)	Form of Certificate for Common Shares of Beneficial Interest**
	(e)	Form of Automatic Dividend Reinvestment Plan**
	(f)	Not applicable
	(g)	Form of Investment Advisory and Management Agreement**
	(h)	(1) Form of Underwriting Agreement**
(2) Form of Additional Compensation Agreement**
	(i)	Not applicable
	(j)	Form of Custody Agreement**
	(k)	(1) Form of Stock Transfer Agency Agreement**
(2) Form of Marketing, Administration, Bookkeeping and Pricing Services Agreement**
(3) Form of Distribution Assistance Agreement**
(4) Letter Agreement Regarding Use of “Stone Harbor” Name by the Fund**
	(l)	Opinion and Consent of Mayer, Brown, Rowe & Maw LLP**
	(m)	Not applicable
	(n)	Consent of Deloitte & Touche, LLP
	(o)	Not applicable
	(p)	Form of Initial Subscription Agreements**
	(q)	Not applicable
	(r)	(1) Code of Ethics of the Fund**
(2) Code of Ethics of the Investment Manager**
(3) Code of Ethics and Business Conduct of the Principal Executive and Financial Officers of the Fund**

* Previously filed.

** To be filed by amendment.

Item 26. Marketing Arrangements

See Form of Underwriting Agreement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
National Association of Securities Dealers, Inc. Fees
Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total	$

Item 28. Persons Controlled by or Under Common Control With Registrant

        None.

Item 29. Number of Holders of Securities

        Set forth below is the number of record holders as of July 10, 2007 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	2

Item 30. Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:

4.1   No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2    Mandatory Indemnification.    (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3    No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Manager

Stone Harbor Investment Partners LP serves as investment manager (the “Investment Manager”) to the Registrant and also serves as manager to unregistered funds, institutions and high net worth individuals, and subadviser of registered funds. A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each partner or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund—Investment Manager.” Additional information regarding the employment during the past two years of one of the officers of the Investment Manager appears below:

Name and Position with Stone Harbor Investment Partners LP	Other Business, Profession, Vocation or Employment During the Past Two Years
Jeffrey Scott, Chief Compliance Officer

•      Stone Harbor Investment Partners LP – Chief Compliance Officer, 2006 - Present

•      New York Life Investment Management LLC – Director of Compliance, 2005 - 2006

•      Salomon Brothers Asset Management Inc and Travelers Asset Management International Corporation – Chief Compliance Officer, 2005

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.                                       The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                     Not applicable.

3.                                     Not applicable.

4.                                     Not applicable.

5.                                     The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the city of Denver, and the state of Colorado, on the 23rd day of July, 2007.

STONE HARBOR LOCAL MARKETS INCOME FUND

By:	/s/ Edmund J. Burke

	Name:	Edmund J. Burke
	Title:	President

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby severally constitutes and appoints Gregory P. Dulski, with full power of substitution, and with full power to sign for him/her and in his/her name in the appropriate capacities, any registration statements on Form N-2 filed by the Stone Harbor Local Markets Income Fund in connection with the initial public offering of its common shares, including any and all amendments to such registration statement and supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edmund J. Burke	Principal Executive Officer and President	July 23, 2007
Edmund J. Burke

/s/ Edmund J. Burke	Trustee	July 23, 2007
Edmund J. Burke

/s/ Jerry G. Rutledge	Trustee	July 23, 2007
Jerry G. Rutledge

/s/ Mary K. Anstine	Trustee	July 23, 2007
Mary K. Anstine

/s/ Michael F. Holland	Trustee	July 23, 2007
Michael F. Holland

/s/ Heath B. McLendon	Trustee	July 23, 2007
Heath B. McLendon

/s/ Patrick Sheehan	Trustee	July 23, 2007
Patrick Sheehan

/s/ Alan Brott	Trustee	July 23, 2007
Alan Brott

/s/ Thomas W. Brock	Trustee	July 23, 2007
Thomas W. Brock

INDEX TO EXHIBITS

(n)	Consent of Deloitte & Touche LLP